Exhibit 99.1

EnerSys To Acquire Ultralife, Expanding Differentiated

Battery Technologies and Accelerating Growth in Defense Market

•	Accelerates EnerSys’ growth in mission-critical defense applications particularly high growth drone and counter drone systems

•	Expands advanced, differentiated battery technologies with U.S.-based manufacturing

•	Increases manufacturing capacity for specialized FEOC-compliant batteries

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Supports multiple avenues for value creation, including extending EnerSys’s capabilities into new applications within core markets, furthering capture in existing high-growth areas, and realizing significant cost synergies

READING, Pa.,—October 27, 2026—EnerSys (NYSE: ENS), a global leader in stored energy solutions for industrial, infrastructure, and defense applications, today announced that it has entered into a definitive agreement to acquire Ultralife (NASDAQ:ULBI) for $16.00 per share in cash, representing a 166% premium to Ultralife’s unaffected closing share price on October 26, 2026. The transaction represents an enterprise value of approximately $320 million. EnerSys expects to realize $15 million to $20 million in annual run-rate cost synergies within the first 18 months, reflecting the unique benefits of combining Ultralife with EnerSys.

Ultralife is a leading provider of rechargeable and non-rechargeable batteries, battery systems, and related accessories for military communications and other specialized applications. The company serves government, defense, and commercial customers globally and generated $191 million in revenue in fiscal 2025. Headquartered in Newark, New York, Ultralife employs more than 700 people, with principal operations across the U.S., Canada, U.K., and China.

“This acquisition is a compelling strategic fit for EnerSys and directly advances our strategy to build a broader, more differentiated defense power platform,” said Shawn O’Connell, President and Chief Executive Officer of EnerSys. “Building on the success of our recent acquisitions, Ultralife expands our portfolio of advanced, reliable, high-performance power solutions. Together, we will be better positioned to support the U.S. Department of War (DoW) and allied forces with leading-edge, cost-effective technologies for the increasingly electrified battlefield of the future. We know the Ultralife business and its team well, and are confident that our shared commitment to engineering, problem solving, and customer focus will create a strong cultural fit. We look forward to combining our strengths to accelerate growth, enhance performance, and deliver greater value to our customers and shareholders.”

Mark Matthews, Chief Technology Officer and President, Precision Power Solutions, added, “Ultralife complements our multi-chemistry expertise and our liquid reserve technologies with an impressive patent portfolio and strong, longstanding customer relationships. Ultralife’s products offer exceptional capabilities such as very high energy density, long shelf life, low self-discharge, useful pulse power, and cold-weather performance, which are ideally suited to the growing defense mission profiles of today and tomorrow.”

“Combining with EnerSys is an exciting next step that will allow us to unlock value and growth opportunities for both companies, while delivering substantial and certain cash value to Ultralife shareholders” said Michael Manna, President and Chief Executive Officer of Ultralife. “This transaction is a testament to the hard work and dedication of our entire organization, and now offers even greater opportunities for our valued employees. We look forward to partnering with the EnerSys team with the combined scale, resources, and shared vision to accelerate innovation and better serve our global customer base.”

Acquisition Expected to Offer Compelling Strategic and Financial Benefits

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Expands EnerSys’ advanced defense power technology portfolio with the addition of Ultralife’s differentiated multi-chemistry capabilities, purpose-built advanced manufacturing capacity with existing security and environmental permits, and operational expertise to scale production of EnerSys’ proprietary liquid reserve battery technology.

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Increases scale and broadens exposure to the large and rapidly growing defense market with capabilities across mission-critical applications in munitions, soldier power, drones, counter drones, and autonomous systems accelerating EnerSys’ focused growth strategy.

•	Deepens customer relationships by creating a broader, Foreign Entity of Concern (FEOC)-compliant product portfolio for U.S. DoW and allied customers.

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Supports an attractive financial profile. The transaction is expected to be accretive to adjusted diluted earnings per share within approximately 18 months after closing, excluding transaction and integration costs and other non-recurring items.

Transaction Details and Timing

The transaction will be funded through cash on hand. The transaction has been unanimously approved by the Boards of Directors of both companies. Under the terms of the merger agreement, EnerSys, through a subsidiary, will commence a tender offer to acquire all of the outstanding shares of Ultralife common stock at a price of $16.00 per share in cash at closing, representing a total enterprise value of approximately $320 million. The transaction is subject to customary closing conditions, including the tender of at least a majority of the outstanding shares of Ultralife’s common stock and receipt of applicable regulatory approvals, and is expected to close in the first quarter of calendar year 2027.

Advisors

XMS Capital Partners, LLC is serving as financial advisor to EnerSys, and Reed Smith LLP is serving as legal counsel to EnerSys in connection with the transaction.

About EnerSys

EnerSys is a global leader in stored energy solutions helping industrial, infrastructure and defense customers address critical power and operational needs with batteries, chargers and other power equipment. The company delivers integrated solutions that combine energy storage technologies, power electronics, software-enabled intelligence, technical expertise and comprehensive global customer support. EnerSys supports customers across communications networks, data centers, energy infrastructure, material handling, transportation, aerospace and defense — including applications where power continuity is essential. Serving customers in more than 100 countries, EnerSys helps organizations manage energy more reliably, efficiently and intelligently in complex operating environments where uptime, safety and resilience matter. For more information, visit www.enersys.com.

About Ultralife

Ultralife Corporation serves its markets with products and services ranging from power solutions to communications and electronics systems. Through its engineering and collaborative approach to problem solving, Ultralife serves government/defense and commercial customers across the globe.

Headquartered in Newark, New York, the Company’s business segments include Battery & Energy Products and Communications Systems. Ultralife has operations in North America, Europe and Asia. For more information, visit www.ultralifecorporation.com.

Important Additional Information

The tender offer described in this release has not yet commenced, and this release is neither an offer to purchase nor a solicitation of an offer to sell securities of Ultralife or any other entity, nor is it a substitute for any tender offer materials that EnerSys, EnerSys Mergersub Inc. or Ultralife will file with the U.S. Securities and Exchange Commission (the “SEC”).

At the time the tender offer is commenced, EnerSys and EnerSys Mergersub Inc. intend to file a Tender Offer Statement on Schedule TO with the SEC, and Ultralife will thereafter file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE STOCKHOLDERS AND OTHER INVESTORS OF Ultralife ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

The offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be sent to all stockholders of Ultralife at no expense to them. The Schedule TO, the Schedule 14D-9 and other related documents will also be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either EnerSys or Ultralife. Copies of the documents filed with the SEC by EnerSys will be available free of charge on EnerSys’s website at www.enersys.com or by contacting EnerSys at investorrelations@enersys.com. Copies of the documents filed with the SEC by Ultralife will be available free of charge on Ultralife’s website at www.ultralifecorporation.com or by contacting Ultralife at pfain@ulbi.com.

In addition to the offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, EnerSys and Ultralife each file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public over the Internet at the SEC’s website at www.sec.gov.

Caution Concerning Forward-Looking Statements

This press release, and oral statements made regarding the subjects of this press release, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act. These statements relate to future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of EnerSys and Ultralife to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements may be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” “believes,” “intends,” “estimates,” “projects,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the tender offer, the merger and the other transactions contemplated by the definitive agreement, the timing of the tender offer and related transactions, the possibility that the transaction will not close, uncertainties as to how many of Ultralife’s stockholders will tender their shares in the tender offer, the possibility that competing offers or acquisition proposals will be made, the possibility that any or all conditions to consummation of the tender offer or the merger may not be satisfied or waived, including failure to receive required regulatory approvals or clearances or the imposition of conditions, limitations or restrictions on those approvals, the anticipated benefits of the transaction, including synergies and accretion, the integration of Ultralife into EnerSys, prospective performance and opportunities, post-closing operations and the outlook for the businesses of EnerSys and Ultralife,and any assumptions underlying any of the foregoing.

The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) the risk that the tender offer or the merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of Ultralife’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for Ultralife will be made; (v) the possibility that any or all of the conditions to consummation of the tender offer or the merger may not be satisfied or waived, including failure to receive required regulatory approvals or clearances or the imposition of conditions, limitations or restrictions on those approvals; (vi) the occurrence of any event, change or other circumstance that could give rise to termination of the definitive agreement, including circumstances requiring Ultralife to pay a termination fee or EnerSys to pay a reverse termination fee; (vii) the effect of the announcement or pendency of the transactions on the ability of EnerSys or Ultralife to retain and hire key personnel, maintain relationships with customers, suppliers and other business partners, or conduct their businesses; (viii) risks related to diverting management’s attention from ongoing business operations; (ix) the risk that stockholder litigation relating to the transactions may result in significant costs of defense, indemnification and liability; and (x) other factors set forth from time to time in EnerSys’ filings with the SEC, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in Ultralife’s public filings. Any forward-looking statements speak only as of the date made. EnerSys does not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof, other than as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.

Contact

Lisa Hartman Langell

Vice President, Investor Relations and Corporate Communications

EnerSys

610-236-4040

E-mail: investorrelations@enersys.com